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                                                                  Exhibit 10.4.1

                        AMENDMENT TO THE COMMERCIAL LEASE
                              OF DECEMBER 24, 1998


This Amendment is signed by:

- AVENTIS PASTEUR S.A., a Company governed by French law, registered under Number 349 505 370 in Lyons, with corporate offices at 2 avenue Pont Pasteur, 69007, Lyons, France;

     Duly represented by Michel Greco, Deputy Managing Director;

     Referred to hereinafter as "AVP";

Party of the first part;

AND:

- IMTIX SANGSTAT S.A.S., a company governed by French law, registered under Number 418 661 039 in Lyons, with corporate offices at 58 avenue Debourg, 69007, Lyons, France;

     Duly represented by Robert Floch, Chief Pharmacist,

     Referred to hereinafter as "IMTIX SangStat";

Party of the second part;

WHEREAS:

PASTEUR MERIEUX Serums et Vaccins and IMTIX SangStat signed a commercial lease undertaking (the "Contract"), dated December 24, 1998 for a building to be constructed at Marcy l'Etoile, designated by the term C5;

PASTEUR MERIEUX Serums et Vaccins changed its corporate name on December 16, 1999; therefore, any reference in the Contract to the Company PASTEUR MERIEUX Serums et Vaccins must be understood as referring to the Company Aventis Pasteur SA, with corporate offices now at 2 avenue Pont Pasteur, 69007, Lyons, France;

The purpose of this Amendment is to record the events that have occurred since the signature of the Contract and the application of the commercial lease as stipulated by the Contract;

NOW, THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

ARTICLE 1 - RECITALS

The last paragraph of the recitals to the Contract is deleted.

                                                                       /initials

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ARTICLE 2 - CONSTRUCTION PROJECT:

Article 1 of the Contract is deleted and replaced with the following:

1. Aventis Pasteur has obtained construction permit No. 69 127 98 Y 0022. This permit has eliminated action by third parties.

2. General description of building C5 completed by Aventis Pasteur SA and made available to IMTIX SangStat pursuant to the Contract:

     -   A test laboratory, with an area of          270 m (TO THE POWER OF 2)
     -   Administrative office space                 220 m (TO THE POWER OF 2)
     -   An R&D unit                                 219 m (TO THE POWER OF 2)
     -   A lymphoglobulin production unit            876 m (TO THE POWER OF 2)
     -   A combinatorial sample archive              CF29 m (TO THE POWER OF 2)
     -   Locker rooms/archives/reception hall         97 m (TO THE POWER OF 2)
     -   Waste location                               42 m (TO THE POWER OF 2)
     -   Technical rooms                             246 m (TO THE POWER OF 2)

     The total surface area of the building includes:

     -   Ground surface areas                        735 m (TO THE POWER OF 2)
     -   Height                                      12 meters
     -   Useable area                                1752 m (TO THE POWER OF 2)
     -   Technical surface area                      246 m (TO THE POWER OF 2)

     Referred to hereinafter as the "Premises."

ARTICLE 3 - POSSESSION - AVAILABILITY OF THE PREMISES

Article 2 of the Contract is deleted and replaced as follows:

The Lessee accepted the Premises on September 30, 2000 without issuing major reservations. A report was prepared and is provided in Schedule 1 to this Amendment.
The Lessee took possession of the Premises on October 1, 2000, the effective date of the Contract.
All reservations were definitively lifted by the Lessee on November 24, 2000. A final report was prepared and is provided in Schedule 2 to this Amendment.

ARTICLE 4 - TERM OF THE LEASE

The first paragraph of Article 4 of the Contract is deleted.

ARTICLE 5 - RENT

Article 5 of the Contract is deleted and replaced with the following:

The lease is granted and accepted in consideration for an annual rent of Three Hundred One Thousand Eight Hundred Forty Nine Euros (301,849 euros), excluding tax (VAT), and including charges.

ARTICLE 6 - REVISION OF THE RENT

The first paragraph of Article 7 of the Contract is deleted and shall read as follows:

                                                                       /initials

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The amount of the rent due by the Lessee shall be updated every three years on the effective date of the Contract based on the change in the construction cost index, with the base index being 1093 (third quarter 2000) and the revision index published on successive revision dates.

ARTICLE 7 - INSURANCE

The first paragraph of Article 8.2.11 of the Contract is deleted and amended as follows:

The Lessor shall obtain a global insurance policy for buildings C4 and C5 against the risks of fire, explosion, water damage and more generally against the rental risks of the tenants or occupants, with the express exclusion of the risks to the furnishings in building C5, from a legally solvent company.

With the exception of the changes set forth above, all the clauses of the Contract shall remain unchanged, which entered into effect on October 1, 2000, the date on which the Lessee took possession of the Premises.


Executed in two originals,

For AVENTIS PASTEUR S.A.                             For IMTIX SangStat S.A.S.


/s/ Michel Greco                                     /s/ Robert Floch
Deputy Managing Director                             Chief Pharmacist
                                                     Executed in: Lyons
                                                     On July 10, 2002

                                                                       /initials

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             SCHEDULE 1 - REPORT OF ACCEPTANCE ON SEPTEMBER 30, 2000

                                                                       /initials

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                                ACCEPTANCE REPORT

Contract:       PASTEUR MERIEUX CONNAUGHT - Building C5

Lot: Building C5 (offices + industrial operational site area)

Lessor:  AVENTIS PASTEUR
         1541, avenue Marcel Merieux
         69280 Marcy l'Etoile

Lessee:  IMTIX SangStat SAS
         1541, avenue Marcel Merieux
         69280 Marcy L'Etoile

Project Owner: AVENTIS PASTEUR, 1541 avenue Marcel Merieux, 69280 Marcy l'Etoile

On September 30, 2000               in the presence of:

Mr. Labatut                Representing the Lessor
Mr. Riberon                Representing the Lessee

the acceptance of the work in the lot specified above was declared, subject to the work indicated below:

                              LIST OF OBSERVATIONS

All observations noted by the Lessee during the acceptance procedure have been recorded in the table of comments attached hereto (6 pages).
[table omitted due to illegibility]

None of these reservations prevents the normal use of the premises, and the parties duly note the availability of the building as of October 1, 2000.

However, the Lessor is not released from its obligation to remove these reservations, and the parties shall meet to verify compliance.

Executed in Marcy l'Etoile
on September 30, 2000


Lessor (seal and signature)                          Lessee

[stamp]                                              /s/ Riberon
Aventis Pasteur * Aventis
Campus Merieux
1541 Avenue Marcel Merieux
F-69280 March L'Etoile


                                                              Number of pages: 7

                                                                       /initials

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              SCHEDULE 2 REPORT OF ACCEPTANCE OF NOVEMBER 24, 2000


                                                                       /initials

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                                ACCEPTANCE REPORT

Contract:      PASTEUR MERIEUX CONNAUGHT - Building C5

Lot: Building C5 (offices + industrial operational site area)

Lessor:  AVENTIS PASTEUR
         1541, avenue Marcel Merieux
         69280 Marcy l'Etoile

Lessee:  IMTIX SangStat SAS
         1541, avenue Marcel Merieux
         69280 Marcy L'Etoile

Project Owner: AVENTIS PASTEUR, 1541 avenue Marcel Merieux, 69280 Marcy l'Etoile

On November 24, 2000                in the presence of:

Mr. Labatut                Representing the Lessor
Mr. Riberon                Representing the Lessee

the acceptance of the work in the lot specified above was declared, subject to the work indicated below:

                              LIST OF OBSERVATIONS

All observations noted by the Lessee during the acceptance procedure and recorded in the table of comments attached hereto have been lifted.

Executed in Marcy l'Etoile
on November 20, 2000


Lessor (seal and signature)                            Lessee

[stamp]                                                /s/ Riberon
Aventis Pasteur * Aventis
Campus Merieux
1541 Avenue Marcel Merieux
F-69280 Marcy L'Etoile

                                                       Number of pages: 1